Short-Term Borrowings	6 Months Ended
Jun. 30, 2025
Short-Term Borrowings [Abstract]
SHORT-TERM BORROWINGS

8. SHORT-TERM BORROWINGS

The following table sets forth the loan agreements of short-term borrowings from banks:

			Amount	Annual Interest	Repayment
Date	Borrower	Lender	($)	Rate	Due Date
January 9, 2024	Ambow Education Inc.	Cathay BANK	1,200	6.00%	December 27, 2025
October 11, 2022	Ambow Education Inc.	Cathay BANK	1,500	6.29%	October 10, 2025
June 12, 2025	NewSchool of Architecture & Design	EverTrust Bank	2,204	6.75%	Based on the actual repayment

In October 2022 and January 2024, the Group pledged its restricted cash amount of $1,500 and $1,200, respectively, to obtain the borrowings amount of $1,500 and $1,200 from Cathay Bank. Refer to the Note 4-Cash, Cash Equivalents and Restricted Cash.

In April 2025, the Group entered into a loan agreement with Evertrust Bank for $2,500. The loan bears variable interest at the prime rate minus 0.75% with monthly interest payments commencing May 1, 2025. The outstanding balance under the loan agreement is secured by substantially all assets of the NewSchool and is guaranteed by the Company. As of June 30,2025, the outstanding balance under the loan agreement was $2,204.

On October 11, 2022, the Group received a loan from Cathay Bank in the amount of $1,500 with its original maturity date of October 11, 2023, which was renewed on November 6, 2023 with a maturity date of October 11, 2024 and bearing interest at 6.29% per annum. On January 9, 2024, the Group received a loan from Cathay Bank in the amount of $1,200 with its original maturity date of December 28, 2024 and bearing interest at 6.00% per annum. The above loans from Cathay Bank were renewed respectively in September and November 2024 to a renewed maturity date of October 10, 2025 and December 27, 2025. The pledges shall be terminated once all borrowings have been repaid and pledge cancellation registration procedures have been completed.